                                                                                                                            Securities Act File No. 2-88566

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Supplement to the Statement of Additional Information dated May 1, 2003

The following information supplements the Statement of Additional Information dated May 1, 2003 for the Balanced, Growth, Guardian, Limited Maturity Bond, Mid-Cap Growth, Partners, Regency, Socially Responsive, Fasciano, Focus, International and Real Estate Portfolios (collectively, the "Portfolios"), each a series of Neuberger Berman Advisers Management Trust (the "Trust"):

On October 31, 2003, Lehman Brothers Holdings Inc. ("Lehman Brothers") acquired Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc. and Neuberger Berman, LLC, which respectively serve as the investment manager and sub-adviser to each Portfolio. As a result of the acquisition, Neuberger Berman Management Inc. and Neuberger Berman, LLC are indirect subsidiaries of Lehman Brothers, a publicly traded company.

The acquisition constituted an "assignment" as defined in the Investment Company Act of 1940, which automatically terminated the Management and Sub-Advisory Agreements for each Portfolio. Accordingly, in connection with the acquisition, stockholders of the Portfolios and the Trust's Board of Trustees have approved new Management and Sub-Advisory Agreements for each Portfolio. The terms of the new Management and Sub-Advisory Agreements, which are effective November 3, 2003, are identical in all material respects to those of the Portfolio's previous agreements. The Board of Trustees has also approved new Distribution and Administration Agreements with respect to each Portfolio.

The date of this supplement is November 3, 2003